UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 14, 2009

Cigma Metals Corporation
(Exact name of registrant as specified in its charter)

Florida	0-27355	98-0203244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 10, 1st Floor, Zug, Switzerland	6300
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including the area code:	(+34) 609001424

(Former name or former address, if changed from last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CIGMA METALS COPROPATION

SECTION 4 – MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)	On September 10, 2009, Cigma Metals Corporation. (the “Registrant”) dismissed Dale Matheson Carr-Hilton LaBonte LLP as its independent registered public accounting firm.

(ii)
The report of Dale Matheson Carr-Hilton LaBonte LLP for the Registrant’s fiscal years ended December 31, 2006 and 2005, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as qualified due to the uncertainty of the Registrant’s ability to continue as a going concern.

(iii)	The Registrant’s Board of Directors recommended and approved the decision to change its independent registered public accounting firm.

(iv)
In connection with its audits for the Registrant’s fiscal years ended December 31, 2006 and 2005 and through September 10, 2009, there have been no disagreements with Dale Matheson Carr-Hilton LaBonte LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Dale Matheson Carr-Hilton LaBonte LLP, would have caused them to make reference thereto in their report on the financial statements for such year.

(v)
In connection with its audits for the Registrant’s fiscal years ended December 31, 2006 and 2005 and through September 10, 2009, there were no reportable events with Dale Matheson Carr-Hilton LaBonte LLP as described in Item 304(a)(1)(v) of Regulation S-K.

(b)	New independent registered public accounting firm

(i)
The Registrant engaged Peterson Sullivan LLP as its new independent registered public accounting firm as of September 10, 2009. During the Registrant’s two most recent fiscal years and through September 10, 2009, the Registrant has not consulted with Peterson Sullivan LLP concerning (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (2) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event with the former auditor (as described in Item 304(a)(1)(v) of Regulation S-K).

(c)	Exhibits

The Registrant hereby furnishes, as Exhibit 16.1 attached hereto, the letter of Dale Matheson Carr-Hilton LaBonte LLP addressed to the Securities and Exchange Commission stating its agreement with the disclosure contained in this Current Report on Form 8-K to the extent such disclosure pertains to Dale Matheson Carr-Hilton LaBonte LLP.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired:
None

(b)	Pro forma financial information:
None

(c)	Shell company transactions:
None

(d)	Exhibits:

16.1	Letter from Dale Matheson Carr-Hilton LaBonte LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGMA METALS CORPORATION

Date: September 14, 2009	by: /s/ Agustin Gomez de Segura
Agustin Gomez de Segura
President, CEO and Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Dale Matheson Carr-Hilton LaBonte LLP.